Exhibit 10.4(b)

June 1, 2013

Cirrus Capital Management, LLC

700 Louisiana

Suite 4260

Houston, TX 77002

Attention: Mr. Randall Posejpal

Re:	Management Agreement Renewals

Dear Mr. Posejpal:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2014 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio L.P.

•	CMF Cirrus Master Fund L.P.

•	Commodity Advisors Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George
Damian George
Chief Financial Officer & Director

CIRRUS CAPITAL MANAGEMENT, LLC

By:	/s/ Randall Posejpal

Print Name:	Randall Posejpal

DG/sr